UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2011

MAYFLOWER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-52477	04-1618600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30 South Main Street, Middleboro, Massachusetts  02346
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (508) 947-4343

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02                      Results of Operations and Financial Condition

On November 22, 2011, Mayflower Bancorp, Inc. (the “Company”) issued a press release announcing its unaudited financial results for the three and six months ended October 31, 2011. For more information, reference is made to the Company’s press release dated November 22, 2011, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.  The originally issued press release contained a typographical error incorrectly listing total assets as $246,833 (in thousands) instead at the correct amount of $246,883 (in thousands).  The corrected amount is shown in the press release furnished as Exhibit 99.1 hereto.

Item 9.01                      Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibit is furnished herewith:

Exhibit 99.1	Press Release dated November 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYFLOWER BANCORP, INC.

Date: November 28, 2011	By:	/s/ Edward M. Pratt
Edward M. Pratt
President and Chief Executive Officer